February 2023 Corporate Presentation Advancing Medicines for Female Cancers and Other Solid Tumors

Important Notice and Disclaimers Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward- looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe,” “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward- looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. 2 Context Therapeutics Inc. - February 2023 Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement

Context Therapeutics Overview Context Therapeutics Inc. - February 20233 Company Overview Our Mission • Advancing medicines for solid tumors, with a primary focus on female cancers CTIM-76 CLDN6 x CD3 bispecific antibody • Claudin 6 (CLDN6) is uniquely expressed in a broad range of solid tumors, including ovarian and endometrial • CTIM-76 is Context’s CLDN6 x CD3 bispecific antibody Development Candidate • CTIM-76 is selective for CLDN6 over other CLDN proteins, reducing the risk of potential off-target side effects • IND submission on track for Q1 2024 ONA-XR oral PR antagonist • ONA-XR is a novel, potentially first-in-class progesterone receptor (PR) antagonist • PR signaling drives metastasis and immune evasion in breast, endometrial, and ovarian cancer • Encouraging clinical activity and safety in ongoing Phase 2 endometrial cancer (OATH trial) and breast cancer (SMILE trial) trials1,2 • Phase 1b/2 ELONA trial ongoing to evaluate combination of ORSERDU™ (elacestrant) with ONA-XR in advanced or metastatic breast cancer after progression on prior CDK4/6 inhibitor therapy Cash Guidance • Expected cash runway into Q1 2024 1 Data cut off as of September 30, 2022; preliminary raw data 2 Kamaraju, San Antonio Breast Cancer Symposium, 2022

Pipeline Highlights 4 1 Tyligand Biosciences Ltd licensed rights to ONA-XR in China, HK, Macau * Investigator Sponsored Trial Cancer Clinical Indication Preclinical Phase 1 Clinical Phase 2 Clinical Milestones CTIM-76 (CLDN6xCD3 bispecific antibody) CLDN6-positive cancers Candidate selection Q4 2022 Preclinical update Q2 2023 IND filing in Q1 2024 ONA-XR (PR antagonist)1 Endometrial Cancer Recurrent PR+ Endometrioid Combination with anastrozole in post-chemotherapy treated patients Initial data Q4 2022 Data update Q2 2023 Breast Cancer 2L/3L ER+,PR+,HER2- Combination with ORSERDU (elacestrant) in post-CDK4/6 inhibitor treated patients Initiated Q4 2022 Phase 1b data Q4 2023 2L/3L ER+,HER2- Combination with fulvestrant in post-CDK4/6 inhibitor treated patients Initial data Q4 2022 Data update Q4 2023 Phase 1b/2 ELONA Trial Phase 2 SMILE Trial* Phase 2 OATH Trial* Company Overview Context Therapeutics Inc. - February 2023

2022 Highlights and Future Milestones Context Therapeutics Inc. - February 20235 Company Overview ONA-XR 2H 2022 1H 2023 2H 2023 1H 2024 Endometrial – OATH trial Phase 2 initial data Endometrial – OATH trial Phase 2 data update Endometrial – OATH trial Phase 2 top line data Breast – ELONA trial Phase 1b data Breast – SMILE trial Phase 2 initial data Breast – SMILE trial Phase 2 data update Breast – SMILE PK/PD data (18F-FFNP) CTIM-76 2H 2022 1H 2023 2H 2023 1H 2024 Candidate selection Preclinical update IND submission

CTIM-76 CLDN6xCD3 bispecific antibody 6 Contex t Therapeut ics Inc. - February 2023

Emerging Role of Bispecific Antibodies in Treating Solid Tumors Harnessing the Immune System to Attack Solid Tumors • A challenge for targeting solid tumors is that many tumor-associated antigens are also expressed on normal tissues, raising concerns about “on-target off-tumor” toxicities • Bispecific antibodies (BsAbs) are antibodies with two binding sites directed at two different targets, which can be exploited for targeting a tumor cell (e.g., CLDN6) and an immune cell (e.g., CD3) • Compared with monoclonal antibodies, bispecific antibodies not only have stronger specificity, better targeting ability and lower off-target toxicity, but also can effectively prevent drug resistance, reduce treatment costs and improve patient access to drugs, achieving a superior therapeutic effect Bispecific Antibodies are a Hot Field for Drug Development • Over 50 CD3 bispecific T-cell engagers in clinical development • Common solid cancer targets include Claudin 18.2, DLL, GPC3, HER2, PSMA • 9 BsAbs are currently approved worldwide and business development activity for BsAbs was particularly robust in 2022 CTIM-76 Program Context Therapeutics Inc. - February 20237 Licensee Licensor Target Asset Stage Geography Upfront ($M) Milestones($M) TeneoTwo AstraZeneca CD19 x CD3 TNB-486 Phase 1 Worldwide $100 $1,165 Macrogenics Gilead CD123 x CD3 MGD024 IND Worldwide $60 $1,700 LAVA Seagen EGFR x γδ T cell LAVA-1223 Preclinical Worldwide $50 $650 Harbour AstraZeneca Claudin 18.2 x CD3 HBM7022 Preclinical Worldwide $25 $350 1 Representative transactions based on publicly available information and represents a non-head-to-head summary comparison Select Early-stage Bispecific Antibody Transactions in 20221

Claudin 6 (CLDN6) is an Ideal Target for Bispecific Antibodies Opportunity • CLDN6 is a tumor-specific protein that is present at high surface density across many adult and pediatric cancers1 • CLDN6 is expressed at very low levels or absent in normal adult tissue Challenge • CLDN6 antigen is conformationally dependent, which limits access to antibody-antigen binding and antibody development • The CLDN6 antigen binding region is highly conserved with CLDN3, CLDN4, and CLDN9, which increases the risk of off-target binding and potential side effects associated with CLDN3 (pancreas), CLDN4 (kidney, pancreas), and CLDN9 (ear, gut) Target Validation • BioNTech’s BNT211 CAR-T cell therapy establishes Proof of Concept2: ‒ BNT211 cell therapy evaluated in Phase 1 dose-escalation study in CLDN6-positive solid tumors ‒ 50% response rate (ORR) in second dosing cohort Filling the Unmet Need • Selectivity: limited off-target effects • Potency: effective tumor killing • Safety: decreased risk of dangerous immune response • Manufacturability: ability to treat many patients CTIM-76 Program Context Therapeutics Inc. - February 20238 1 Faber MS, et al. Bispecific claudin-6 x CD3 antibodies AACR Annual Meeting; 2021; Virtual. Abstract 1860 2 Haanen JB, et al. BNT211: A Phase I trial. ESMO Annual Meeting; 2022; Paris, France. LBA38

CLDN6 Has the Potential to Reach a Large Patient Population ~62,500 patients per year in the United States in the Relapse/Refractory Setting CTIM-76 Program Context Therapeutics Inc. - February 20239 Selected Cancer indications Incidence Relapse / Remitting (R/R) Incidence CLDN6 Positive Patient Population Based on R/R Incidence Testicular 9,910 400 95%1 380 Ovarian 19,900 12,800 54-55%1,2 6,982 NSCLC (lung) 201,229 110,653 6-50%3,4,5 35,221 Malignant Rhabdoid 50 500 29-44%1,2,6,7 183 Gastric (stomach) 26,380 11,090 13-55%8,9 3,771 Breast 290,600 43,800 2-41%1,10,11 9,417 Endometrial (uterus) 65,900 12,500 20-31%1,12,13 3,188 Glioma (brain) 19,000 10,000 21%8 2,100 Urothelial (bladder) 81,180 17,100 2-8%1,13 855 SCLC (lung) 35,511 19,527 2%1 391 1 Reinhard, Science, 2020; 2 Wang, Diagn Pathol., 2013; 3 Gao, Oncol Lett., 2013; 4 Kohmoto, Gastric Cancer, 2020; 5 Lin, Diagn Pathol., 2013; 6 Micke, Intl J Cancer, 2014; 7 Soini, Pol J Path, 2022; 8 Antonelli, Brain Pathol., 2011; 9 Sullivan, Am J Surg Pathol., 2012; 10 Jia, Intl J Clin Exp Pathol., 2019; 11 Yafang, J Breast Cancer, 2011; 12 Kojima, Cancers, 2020; 13 Ushiku, Histopath., 2012 Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; CLDN6 target prevalence is based on IHC or RNAseq from published reports. Patient population derived from midpoint of CLDN6 positive population multiplied by R/R incident population. Initial indications of interest based on: • CLDN6 prevalence • Patient population size • Observed clinical responses • Eligibility for Orphan or Rare Pediatric Designation

CLDN6 is Enriched in Cancer Cells vs. Non-Cancer Cells CTIM-76 Program Context Therapeutics Inc. - February 202310 (a) adrenal gland, (b) fallopian tube, (c) kidney, (d) liver, (e) thyroid, (f) prostate, (g) esophagus, (h) stomach, (i) colon, (j) cerebrum, (k) cerebellum, (l) spinal cord, (m) thymus, (n) spleen, (o) bone marrow, (p) pancreas, (q) skin, (r) bladder, (s) placenta, (t) heart muscle, (u) striated muscle, (v) testis, (w) ovary, (x) lung (CA1) testicular cancer, (CA2) ovarian cancer, and (CA3) lung cancer Reinhard, Science, 2020 Non-cancer, Healthy Cells Cancer Cells

High CLDN6 Associated with a Worsened Prognosis in Cancer Patients CTIM-76 Program Context Therapeutics Inc. - February 202311 Endometrial Cancer1 Overexpression of CLDN6 is associated with worse overall survival in endometrial cancer patients 1 Kojima, Cancers, 2020 2 Zhang, Front. Cell Dev. Biol., 2021 3 Kohmoto, Gastric Cancer, 2020 Bladder Cancer2 Overexpression of CLDN6 is associated with worse overall survival and higher disease stage (more aggressive) in bladder cancer patients Stomach Cancer3 Overexpression of CLDN6 is associated with worse overall survival in stomach cancer patients

CTIM-76: Claudin 6 x CD3 Bispecific Antibody Wide therapeutic window • Highly selective CLDN6 binding fragment antibody-binding (Fab) arm • Immunostimulatory CD3 binding single-chain fragment variable (scFv) domain is designed to be functionally monovalent to avoid aberrant T-cell activation, potentially enhancing safety profile • The fragment crystallizable region (Fc region) is the tail region of an antibody that interacts with cell surface receptors called Fc receptors. A mutation has been inserted into the Fc domain to silence the Fc domain function and avoid T-cell activation by Fc-gamma receptor positive cells Convenient dosing with low immunogenicity risk • T-cell dependent cellular cytotoxicity with no or minimal activation of circulating cytokines • Humanized CLDN6 and CD3 binding domains Ease of manufacturing • IgG backbone is highly stable and enables high yield CTIM-76 Program Context Therapeutics Inc. - February 202312 α-CLDN6 Fab α-CD3 scFv IgG backbone Fc

CTIM-76 Exhibits Excellent Selectivity and Specificity CTIM-76 Program Context Therapeutics Inc. - February 202313 • IM301 Mab (CLDN6 Fab arm of CTIM-76) screened for specificity using Integral Molecular Membrane Proteome Array, consisting of ~6,000 human membrane proteins in their native state in unfixed cells • IM301 Mab was cross-reactive for internal control FCGR1A (Fc gamma) and nonrelevant intracellular epitope of ABCC3 • CTIM-76 CLDN6 EC50 of 3.41 nM • CTIM-76 preferentially binds to CLDN6 over CLDN3/4/9 • CLDN3/4/6/9 were transiently transfected in HEK-293F cells (4:1 Target:GFP) CLDN6 Selectivity CLDN6 Specificity -11 -10 -9 -8 -7 -6 -5 0 50,000 100,000 150,000 200,000 Log [Bispecific] (M) C e ll B in d in g ( M F I) Human CLDN6 Human CLDN4 Human CLDN3 Human CLDN9 Negative

CTIM-76 Preferentially Targets CLDN6 Over Other Claudin Family Proteins CTIM-76 Program Context Therapeutics Inc. - February 202314 • There is high sequence homology between CLDN6 and CLDN9 in the extracellular loops • CTIM-76 preferentially targets CLDN6, with minimal activity against CLDN9-expressing cells • No binding is observed to other CLDN family proteins (CLDN3 and CLDN4) that have <85% homology in the extracellular loops Study Design: K562 cells stably over-expressing CLDN3, CLDN4, CLDN6, or CLDN9 were co-cultured with human T-cells at an E:T ratio of 10:1 for 48 hours. Cytotoxicity was determined by luminescence imaging. CLDN6:CLDN3 CLDN6:CLDN4 -4 -3 -2 -1 0 -50 0 50 100 Log [bsAb] (nM) % S p e c if ic C y to to x ic it y Negative Control CLDN6 CLDN3 -4 -3 -2 -1 0 -50 0 50 100 Log [bsAb] (nM) % S p e c if ic C y to to x ic it y Negative Control CLDN6 CLDN4 Activity Gap ~836x Activity Gap ~504x CLDN6:CLDN9 -4 -3 -2 -1 0 -50 0 50 100 Log [bsAb] (nM) % S p e c if ic C y to to x ic it y Negative Control CLDN6 CLDN9 Activity Gap ~1192x

CTIM-76 Program Context Therapeutics Inc. - February 202315 CTIM-76 has the Potential for a Wide Therapeutic Window • Data supports potential to dose at levels that promote cancer cell killing but have manageable levels of free cytokine production, thereby potentially reducing the risk of cytokine release syndrome • Cytokine production evaluated in exogenous (CLDN6-K562) cell line model at 48 hours • Cytokine production happens well above the concentration of maximal killing (TDCC EC50 = 0.0004 nM) CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis TDCC vs IL2 -4 -3 -2 -1 0 -50000 0 50000 100000 150000 0 20 40 60 80 100 Log [bsAb] (nM) p g /m L % S p e c ific C y to to x ic ity EC50 TDCC vs IFNg EC50 -4 -3 -2 -1 0 -50000 0 50000 100000 150000 0 20 40 60 80 100 Log [bsAb] (nM) p g /m L % S p e c ific C y to to x ic ity TDCC vs TNFα EC50 -4 -3 -2 -1 0 -500 0 500 1000 0 20 40 60 80 100 Log [bsAb] (nM) p g /m L % S p e c ific C y to to x ic ity TDCC vs IL10 EC50 -4 -3 -2 -1 0 -50 0 50 100 150 0 20 40 60 80 100 Log [bsAb] (nM) p g /m L % S p e c ific C y to to x ic ity Study Design: K562 cells stably over-expressing CLDN6 and luciferase were co-cultured with human T cells at an E:T ratio of 10:1 for 48 hours. Cytotoxicity was determined by luminescence imaging. CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis Comparison of T cell-dependent cellular cytotoxicity (TDCC) to Cytokine Production

CLDN6 Competitive Landscape1 Programs differentiated based upon treatment modality and selectivity for CLDN6 over CLDN9 CTIM-76 Program Context Therapeutics Inc. - February 202316 Candidate IND Phase 1 Antibody Drug Conjugate (ADC) Bispecific Antibody Cell Therapy CLDN6-CAR-NK CAR-NK + IL7 (not disclosed) BNT211 CAR-T + CARVac (~7x) TJ-C64B 2+2 bsAb CLDN6x4IBB (not disclosed) UCLA-23-ADC CLDN6 + MMAE (~27x) AMG794 BiTE CLDN6xCD3 (~630x) BNT142 mRNA encoded BsAb CLDN6xCD3 (~7x) XmAb541 2+1 bsAb CLDN6xCD3 (~10x) CTIM-76 bsAb CLDN6xCD3 (>1,000x) DS-9606a CLDN6/CLDN9 + DXd (~1x, non-selective) NBL028 2+1 bsAb CLDN6x4IBB (>1,000x, binding only) GB-7008-01 CLDN6/CLDN9 + MMAE (~1x, non-selective) 1 Analysis based on publicly available information compiled as of January 15, 2023

Potential for CTIM-76 to Separate From the Competition Company Program (Development Stage) Description / Details3 Active Programs BioNTech BNT211: CLDN6CAR-T + CARVac (Phase 1) Initial data for BNT211 were presented April 2022 (AACR), with an update in Sept 2022 (ESMO). Received PRIME Designation for testicular cancer June 2022 BNT142: CLDN6 mRNA encoded bsAb (Phase 1) Initiated Phase 1 development for BNT142 in mid-2022 Amgen AMG794: CLDN6 BiTE (Phase 1) AMG794 candidate were presented April 2022 (AACR), trial is not yet recruiting Guangzhou Medical University CLDN6-CAR-NK: CAR-NK + multiple gene edits (Phase 1) Engineered to express IL7/CCL19 and/or SCFVs against PD1/CTLA4/Lag3, initiated Phase 1 development in mid-2022 Daiichi DS-9606a: CLDN6/CLDN9 ADC (Phase 1) Initiated Phase 1 development for DS-9606a in mid-2022 I-Mab TJ-C64B: CLDN6 bsAb CLDN6x4IBB (Preclinical) Initial data presented April 2021 (AACR), IND filing is expected in 2H 2023 Xencor XmAb541: CLDN6 bsAb CLDN6xCD3 (Preclinical) Initial data presented April 2021 (AACR), IND filing is expected in 2023 Notable Deprioritized Programs Astellas/Ganymed IMAB027/ASP1650: CLDN6 mAb (Phase 2) Lack of single agent activity in Phase 2 trial relapse/refractory testicular germ cell tumors1 Abbvie/Stemcentryx SC004: CLDN6/CLDN9 ADC (Phase 1) Dose-limiting toxicity (loss of hearing, diarrhea) attributed to CLDN9 binding observed in Phase 1 in patients with ovarian cancer2 CTIM-76 Program 17 1 Adra, Invest New Drugs, 2022 2 Hamilton, Cancer Res, 2020 3 Analysis based on publicly available information compiled as of January 15, 2023 Context Therapeutics Inc. - February 2023

Role of Bispecific Format in Activity CTIM-76 format demonstrates superior potency compared to a traditional BiTE molecule (e.g., AMG-794) CTIM-76 Program Context Therapeutics Inc. - February 202318 -4 -3 -2 -1 0 -50 0 50 100 Log [bsAb] (nM) % S p e c if ic C y to to x ic it y Negative Control IMC-2-7 CTIM-76 IMC-2-7 Tandem scFvs (BiTE) CTIM-76 scFv-Fab IgG Study Design: K562 cells stably expressing CLDN6 and luciferase were co-cultured with human T-cells at an E:T ratio of 10:1 for 48 hours. Cytotoxicity was determined by luminescence imaging. Activity Gap ~28x CTIM-76 vs BiTE

ONA-XR Progesterone Receptor Antagonist for Female Cancers 19 Contex t Therapeut ics Inc. - February 2023

Unmet Need in Female Cancers Prevalence of Metastatic Female Cancers in EU5, Japan, and US ONA-XR Program Context Therapeutics Inc. - February 202320 Source: secondary epidemiologic estimates, 2020 estimates 89,000 28,000 25,000 104,000 30,000 28,000 35,000 12,000 11,000 - 50,000 100,000 150,000 200,000 250,000 Breast Cancer Ovarian Cancer Endometrial Cancer P a ti e n ts US EU5 JP2 Within the G7 countries, it is estimated that there are over 355,000 patients living with metastatic breast, ovarian, or endometrial cancer

Onapristone Extended Release (ONA-XR) • Progesterone Receptor (PR) oncogenic signaling is associated with female cancers and is a potential resistance mechanism to standard of care treatments including antiestrogens and CDK4/6 inhibitors • Onapristone (ONA) is a progesterone receptor (PR) antagonist that suppresses PR oncogenic signaling • Over 150 patients treated to date across female cancers • Encouraging Phase 2 clinical data in ongoing breast (SMILE) and endometrial (OATH) cancer trials ONA-XR Program Context Therapeutics Inc. - February 202321 Blocks both ligand-dependent and ligand-independent PR activation Attractive pharmacokinetic profile; 50 mg orally administered at morning and night with or without food Favorable clinical tolerability and safety as monotherapy and in combination with antiestrogens (anastrozole, fulvestrant) Meaningful antitumor activity in both wild- type and mutated (ESR1, PIK3CA) preclinical models and durable benefit in clinical settings Brain metastases are common with breast cancer; ONA-XR is CNS penetrant with demonstrated activity in nonclinical meningioma studies Most Complete PR Antagonist Easy Administration Minimal Side Effects Broad Activity CNS Activity

Mechanism of Action Context Therapeutics Inc. - February 202322 ONA-XR Program Cell Survival Stemness Immune Evasion Proliferation Estrogen Progesterone Cancer Driver Stimulus Cancer Growth and MetastasisOutcome Antiestrogens aromatase inhibitors, SERM, SERCA, injectable SERD, oral SERD Antiprogestin ONA-XRT T • Antiestrogen therapy is the backbone treatment for female cancers, whereas there are no FDA-approved antiprogestin therapies approved for cancer • Estrogen and progesterone play unique roles in regulating the drivers of cancer growth and spread • Combining antiestrogen and antiprogestin therapy may more completely block cancer drivers and ultimately improve patient outcomes

Completed Clinical Trials Summary of select clinical trials evaluating onapristone with immediate (IR) or extended release (XR) formulation Onapristone Treatment Stage Patients (n) Clinical Indication Prior Treatments Median (range) Biomarker Data IR (100 mg QD) Ph 2 19 Breast Cancer First line (1L) advanced or metastatic Hormone naïve 56% ORR1 67% CBR 14.0 month PFS IR (100 mg QD) Ph 2 101 Breast Cancer Second line (2L) advanced or metastatic 1 (1-2) 10% ORR2 48% CBR 4.0 month PFS XR (50 mg BID) Ph 2 14 Granulosa Cell Tumor of Ovary Advanced or Metastatic 4 (2-17) PR+ 35% CBR3 12 month PFS rate of 20% XR (10-50 mg BID) Ph 1 13 Ovarian Cancer Advanced or Metastatic 4 (2-10) PR+ 8% ORR4 6 month PFS rate of 31% XR (10-50 mg BID) Ph 1 20 Breast Cancer Advanced or Metastatic 9 (2-14) PR+ 25% DCR4 6 month PFS rate of 15% ONA-XR Program Context Therapeutics Inc. - February 202323 IR = immediate release; XR = extended release 1 Robertson, Eur J Cancer, 1999 2 Jonat, Endocrine Therapy of Breast Cancer, 2002 3 Grisham, ASCO Annual Meeting 2022 4 Cottu, PLoS One, 2018

Key Ongoing Clinical Trials ONA-XR Program Context Therapeutics Inc. - February 202324 Treatment Clinical Indication Stage Patients (n) Key Inclusion and Exclusion Criteria Ongoing Trial Data Completed Trials / Historical Data2 ONA-XR + Anastrozole1 Endometrial Cancer OATH Trial Ph 2 25 • Must have received at least one prior treatment with a platinum plus taxane chemotherapy • 12 patients enrolled • 4-month PFS rate of 77% • 22% ORR • No treatment-related SAE Chemotherapy (KEYNOTE-775)3 • 3.8 month PFS • 72% Grade 3 or higher AE Anastrozole (PARAGON)4 • 2.8 month PFS ONA-XR + Fulvestrant1 Breast Cancer (2L/3L) SMILE Trial Ph 2 39 • Must have received prior CDK4/6 inhibitor therapy • One line of prior chemotherapy in metastatic setting allowed • 10 patients enrolled • 4-month PFS rate of 44% • No treatment-related SAE Elacestrant (EMERALD)5 • 2.8 month PFS Fulvestrant (EMERALD)5 • 1.9 month PFS ONA-XR + ORSERDU (elacestrant) Breast Cancer (2L/3L) ELONA Trial Ph 1b/2 67 • Must have received prior CDK4/6 inhibitor therapy • ≥50% patients with ESR1-mutated • No prior chemotherapy in metastatic setting • Initiated Q4 2022 • First patient enrolled Jan 2023 • Ph 1b data expected Q4 2023 Elacestrant (EMERALD) • 2.8 month PFS Fulvestrant (EMERALD) • 1.9 month PFS 1 Data cut off as of September 30, 2022; preliminary raw data 2 Analysis based upon publicly available information and represents a non-head-to-head summary comparison 3 Makker, NEJM, 2022 4 Mileshkin, Gyn Onc, 2019 5 Bidard, JCO, 2022

ONA-XR Recurrent PR+ Endometrial Cancer 25 Contex t Therapeut ics Inc. - February 2023

Endometrial Cancer • Endometrial cancer is the 4th most common cancer in women ̶ Endometrial cancer is on the rise and is linked to obesity1,2 ̶ 12,500 patient deaths per year in the US3 ̶ Market is projected to grow from $1.5bn in 2020 to $5.1bn in 20295 • Hormone signaling is a driver of endometrial cancer ̶ Endometrial cancer is thought to be caused by excess hormone production that leads to endometrial hyperplasia and cancer • Chemotherapy and surgery remain first-line treatments ̶ First-line treatment includes surgical removal of uterus, ovaries, and fallopian tubes followed by platinum/taxane chemotherapy ̶ PD-1 antibodies (Keytruda®, Jemperli®) were recently approved in MSI-H and dMMR genetic subpopulations post-chemotherapy (~13-30% of population)5 ̶ Lenvima® + Keytruda combination therapy is approved post-chemotherapy, however, tolerability can be challenging for patients6 • Antiestrogen therapy is currently used off-label ̶ Hormonal therapy is an alternative treatment for patients who wish to preserve their fertility, and for those with metastatic or recurrent disease without curative options ONA-XR in PR+ Endometrial Cancer Context Therapeutics Inc. - February 202326 12,500 patients have recurrent endometrial cancer that cannot be fully removed via surgery 2 of endometrial cancer patients are PR+4 1 American Cancer Society, Endometrial Cancer Risk Factors. (accessed Nov. 4, 2022) 2 Epic Oncology (Incidence, 1st/ 2nd line treated); epic Oncology physician survey 2019 3 Nation Cancer Institute, Endometrial Cancer Incidence Rising in the US and Worldwide (accessed Nov. 4, 2022) 34% 4 Høgdall, Oncol Rep, 2007 5 Vinuesa and Webster, Nat Rev Drug Disc, 2022 6 Makker, NEJM, 2022

Endometrial Cancer Patient Treatment Landscape1 ONA-XR in PR+ Endometrial Cancer Context Therapeutics Inc. - February 202327 Primary Adjuvant 1L Watchful Waiting 2L 3L • Chemotherapy• Chemotherapy • Radiotherapy • Chemotherapy • Lenvima + Keytruda • CPI (MSI-H, dMMR) • Antiestrogen • Clinical trials • Standard of Care (SOC) is carboplatin + paclitaxel • mPFS of ~12 months • Treatment goal is disease stabilization for 4-6 months • Lenvima + Keytruda poor tolerability associated with high discontinuation rate in patients First Line (1L) Second Line (2L)1L 2L Potential Target Indications for ONA-XR • Limited treatment options Third Line (3L)3L • No approved therapies • Treatment goal is disease stabilization for ≥4 months and to provide a high quality of life Maintenance LineM 1 National Comprehensive Cancer Network Clinical Practice Guidelines in Oncology. Uterine Neoplasms. v4.2021 • Surgical debulking Disease Recurrence Complete Response Residual Tumor Burden 20% of Patients 80% of Patients

ONA-XR + Anastrozole in PR+ Endometrial Cancer1 • Ongoing Phase 2 Trial ̶ Investigator-initiated, open-label, multi-center trial (the “OATH” trial) evaluating ONA-XR 50 mg BID in combination with the antiestrogen anastrozole 1 mg QD administered orally to treat women with ER+/PR+ advanced or metastatic endometrial adenocarcinoma ̶ Co-primary endpoints: 4-month PFS and ORR ̶ Secondary endpoints: DCR, DoR, safety, and quality of life • Efficacy ̶ The study has enrolled 12 of 25 planned patients ̶ 9 evaluable patients; completed at least one month of treatment ̶ 4-month PFS rate was 77% ̶ 22% ORR with 2 confirmed partial responses ̶ 7 patients remain on the trial • Safety ̶ There have been no treatment-related serious adverse events reported • Updated data anticipated in Q2 2023 ONA-XR in PR+ Endometrial Cancer Context Therapeutics Inc. - February 202328 1 Data cut off as of September 30, 2022; preliminary raw data Treatment Goal in Endometrial Cancer We seek to deliver chemotherapy-like clinical activity without debilitating toxicity

Preliminary Data vs Historical Trials1 ONA-XR in PR+ Endometrial Cancer Context Therapeutics Inc. - February 202329 1 Analysis based upon publicly available information and represents a non-head-to-head summary comparison. Data cut off as of September 30, 2022; preliminary raw data ONA-XR + Anastrozole ONA-XR Anastrozole Chemotherapy Lenvima + Keytruda Trial OATH (ongoing) Context Phase 12 PARAGON3 KEYNOTE-7754 KEYNOTE-775 Patients (n) 12 (9 evaluable) 12 54 416 411 Lines of Prior Chemotherapy, n (%) 1 ≥2 8 (67) 4 (33) 4 (33) 8 (66) 50 (93) 4 (7) 277 (67) 139 (33) 324 (79) 87 (21) 4-month PFS rate, n (%) 7 (77) 4 (33) 17 (31) 174 (42)4 278 (67)4 ORR, n (%) 2 (22) 0 (0) 2 (4) 61 (14) 131 (32) mPFS (95% CI), months Trial ongoing 2.0 (1.7-5.3) 2.7 (1.9-4.5) 3.8 (3.6-4.2) 7.2 (5.7-7.6) Side Effects Well tolerated; mainly Grade 1 or 2 AE: 0% discontinuation rate Well tolerated; mainly Grade 1 or 2 AE Well tolerated; mainly Grade 1 or 2 AE 73% experienced Grade 3 or higher AE; 8% discontinuation rate 89% experienced Grade 3 or higher AE; 33% discontinuation rate 2 Cottu, PLoS One, 2018 3 Mileshkin, Gyn Onc, 2019 4 Makker, NEJM, 2022; Context estimate ONA-XR + Anastrozole early signs of clinical activity Significant adverse events (AE) leading to high treatment discontinuation rate

Preliminary Data vs Historical Trials1 ONA-XR in PR+ Endometrial Cancer Context Therapeutics Inc. - February 202330 1 Analysis based upon publicly available information and represents a non-head-to-head summary comparison. Data cut off as of September 30, 2022; preliminary raw data 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 4 -m o n th P F S R a te Preliminary data demonstrates high clinical efficacy (4-month PFS rate) and good tolerability Poor Tolerability Good Tolerability ONA-XR + Anastrozole ONA-XR Anastrozole Chemotherapy Lenvima + Keytruda Exceeds Target Efficacy Exceeds Target Tolerability

ONA-XR 2L/3L Metastatic Breast Cancer 31 Contex t Therapeut ics Inc. - February 2023

Hormone Receptor-positive Breast Cancer • Breast Cancer is the 2nd most common cancer in women ̶ 2L/3L+ therapy, could represent a $3-5B U.S. segment of $20B endocrine therapy market ̶ Potential to expand ONA-XR into earlier treatment lines • Hormone signaling is a driver of breast cancer ̶ Approximately 75% of breast cancer patients have hormone-driven, also known as hormone receptor-positive, breast cancer ̶ For these patients, antiestrogen therapy is the backbone treatment due to excellent tolerability • Antiestrogen + CDK4/6 inhibitor is first-line treatment in metastatic setting ̶ Patients generally respond well to this treatment and are often on therapy for years ̶ Upon first-line relapse (i.e., second-line), there are limited FDA approved treatment options for patients • Second- and third-line metastatic hormone-driven breast cancer treatment landscape is evolving ̶ ORSERDU™ (elacestrant) FDA approved in January 2023 for ESR1-mutated breast cancer, which is found in ~40% of metastatic patients ONA-XR in PR+ Breast Cancer Context Therapeutics Inc. - February 202332 ~43,250 women succumb to metastatic breast cancer in the United States per year of breast cancer patients are hormone receptor positive ~75%

ONA-XR has the Potential to be Used Across Many Lines of Treatment1 ONA-XR in PR+ Breast Cancer Context Therapeutics Inc. - February 202333 1L (First Line) HR+, HER2- Metastatic Breast Cancer 2L 2L 3L • Antiestrogen + CDK4/6 (Ibrance®, Verzenio®, Kisqali®) • Fulvestrant • HER2low (Enhertu®) • mTOR (Afinitor®) • Standard of Care (SOC) is CDK4/6 inhibitor plus antiestrogen • mPFS of 14-18 months • Treatment goal is disease stabilization for >4 months • ORSERDU recently approved for ESR1-mutated population • Potential future approval of pan-AKT inhibitor capivaseritb First Line Second Line1L 2L Initial Target Indications for ONA-XR • Limited treatment options Fourth Line4L • mTOR associated with significant side effects • Enhertu approved in HER2low Third Line3L 1 National Comprehensive Cancer Network Clinical Practice Guidelines in Oncology. Uterine Neoplasms. v4.2021 Genetic Mutation No Mutation ~50% of Patients ~50% of Patients 4L+ • PIK3CA-mutated (Piqray®) • ESR1-mutated (ORSERDU) • Chemotherapy • Trop02 (Trodelvy®)

Our Development Strategy in 2L/3L HR+,HER2- Metastatic Breast Cancer ONA-XR in PR+ Breast Cancer Context Therapeutics Inc. - February 202334 • Estimated 115,000 treatment eligible patients in United States and EU5 • Unmet need for new therapies that can improve antiestrogen response after CDK4/6 inhibitor therapy without adding significant toxicity • New cytotoxic treatments, including antibody drug-conjugate (Enhertu) therapy, expected to be used once patients are no longer responsive to antihormonal therapy, including ORSERDU (elacestrant) Ongoing Context Clinical Trials in Post-CDK4/6 Treatment Line Phase 2 SMILE Trial Phase 1b/2 ELONA Trial Patients (n) 39 67 Indication 2L/3L ER+,HER2- mBC 2L/3L ER+,PR+, HER2- mBC Treatment ONA-XR + fulvestrant ONA-XR + ORSERDU (elacestrant) Enrich for ESR1 Mutated No Yes Prior Chemotherapy in Metastatic Setting Yes No Prior CDK4/6 Inhibitor in Metastatic Setting Required Required Next Expected Data Milestone Q4 2023 Q4 2023

Preliminary Data vs Historical Trials1 ONA-XR in PR+ Breast Cancer Context Therapeutics Inc. - February 202335 1 Analysis based upon publicly available information and represents a non-head-to-head summary comparison. Data cut off as of September 30, 2022; preliminary raw data ONA-XR + Fulvestrant Physicians Choice of Antiestrogen Therapy ORSERDU (elacestrant) Trial SMILE (ongoing)2 EMERALD3 EMERALD3 Patients (n) 10 (9 evaluable) All patients 238 ESR1-mut 113 239 ESR1-mut 115 Key Demographics Prior CDK4/6 inhibitor ESR1 mutation 100% Trial ongoing 100% 48% 100% 100% 100% 47% 100% 100% 4-month PFS rate, % 44.4 16.3 16.8 25.1 30.4 mPFS, months Trial ongoing 1.9 1.9 2.8 3.8 Side Effects Well tolerated Well tolerated Well tolerated Well tolerated Well tolerated 2 Kamaraju, SABCS 2022 3 Bardia, SABCS 2021 ORSERDU FDA approved indication ONA-XR + Fulvestrant early signs of clinical activity

Corporate 36 Contex t Therapeut ics Inc. - February 2023

Corporate Experienced Leadership Team • Experienced team with deep oncology experience • Our CMO led the clinical development of multiple blockbuster drugs for female cancers, including Kisqali, Arimidex, and Afinitor • Our management team is supported by a Board with strong public company operating and governance experience Focus on Execution Martin Lehr CEO and Director Tarek Sahmoud, MD, PhD Chief Medical Officer Alex Levit, Esq Chief Legal Officer Jennifer Minai, CPA Chief Financial Officer Chris Beck, MBA SVP Operations Priya Marreddy, MS VP Clinical Operations Context Therapeutics Inc. - February 202337

Corporate Investment Highlights (Nasdaq: CNTX) Solid Tumors, Primary Focus on Female Cancers Large Unmet Need Progesterone Receptor and Claudin 6 High-Value Targets Multiple Data Readouts in 2023 Near-Term Milestones Deep Domain Experience, Track Record of Success Strong Team Expected Cash Runway into Q1 2024 Financial Strength Context Therapeutics Inc. - February 202338

Advancing Medicines For Female Cancers and Other Solid Tumors © Context Therapeutics 2023

Appendix Abbreviations Context Therapeutics Inc. - February 202340 Clinical Trial Efficacy CBR (CR+PR+ SD ≥6 mos) Clinical benefit rate CR Complete response DCR (CR+PR+ SD) Disease control rate DoR Duration of response mPFS Median PFS ORR (CR+PR) Objective response rate PFS Progression free survival SD Stable disease 95% CI 95% confidence interval Clinical Trial Safety AE Adverse event DLT Dose-limiting toxicity TRAE Treatment-related adverse event SAE Serious adverse event Other Terms 1L First Line 2L Second Line BID Twice per day CPI Checkpoint inhibitor dMMR DNA mismatch repair ER Estrogen receptor HR Hormone receptor mAb Monoclonal antibody MSI-H Microsatellite instability high ND Not determined NE Not evaluable PK Pharmacokinetics PR Progesterone receptor QD Once per day QOL Quality of life SOC Standard of care TFI Treatment free interval Approved Drugs Mentioned Enhertu Trastuzumab-DXd (Daiichi) Ibrance Palbociclib (Pfizer) Jemperli Dostarlimab-gxly (GSK) Keytruda Pembrolizumab (Merck) Kisqali Ribociclib (Novartis) Lenvima Lenvatinib (Eisai) ORSERDU Elacestrant (Stemline) Piqray Alpelisib (Novartis) Verzenio Abemaciclib (Eli Lilly) Medical Organizations / Conferences AACR American Association for Cancer Research ASCO American Society of Clinical Oncology ESMO European Society for Medical Oncology SABCS San Antonio Breast Cancer Symposium Diseases BC Breast cancer GCT Granulosa cell tumor mBC Metastatic breast cancer NSCLC Non-small cell lung cancer SCLC Small cell lung cancer